Other Assets	12 Months Ended
Dec. 31, 2017
Predecessor
Other Assets

(5) Other assets

Membership interest in Visa Europe Limited

Through certain of the Company’s subsidiaries in Europe, the Company was a member of Visa Europe Limited (“Visa Europe”). On June 21, 2016, Visa Inc. (“Visa”) acquired all of the membership interests in Visa Europe.

In connection with the acquisition, the Company received approximately €64.0 million ($72.4 million) in proceeds from the sale of its membership interest in Visa Europe which is included in other income, net in the consolidated statements of operations and comprehensive income (loss). Substantially all of the proceeds are recorded as a gain as the carrying value of the Company’s interest was nominal. The consideration includes cash of €47.0 million ($53.2 million), Visa Series C preferred stock which is convertible into Visa common shares of €12.9 million ($14.6 million) and deferred cash consideration of €4.1 million ($4.6 million) as of June 21, 2016. The convertible preferred shares and deferred cash consideration have been recorded in “Other assets” at their fair values as of the date of this transaction. The discount rate used to determine the fair value of the deferred cash consideration is 2.2%, which based upon the risk-adjusted borrowing rate of Visa for long-term instruments of a similar tenor. The Company expects to receive the deferred cash consideration shortly after the third anniversary of the sale, or June 21, 2019. The fair value of the convertible preferred shares was determined using inputs classified as Level 3 within the fair value hierarchy due to the absence of quoted market prices, lack of liquidity and the fact that inputs used to measure fair value are unobservable and require management’s judgment. The convertible preferred shares will convert into Visa common shares at periodic intervals over a 12 year period at Visa’s discretion. Additionally, the deferred cash consideration could be reduced, and the conversion factor of the convertible preferred shares could be adjusted down based on the outcome of potential litigation in Europe such that the number of Visa’s common shares ultimately received could be as low as zero. The convertible preferred shares will be accounted for prospectively under the cost method.